Business Combination, Significant Transaction and Sale of Business - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition (Details) - Acquisition of NCDC S.A (” NCDC “) [Member]
$ in Thousands
Dec. 31, 2024 USD ($)
Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition [Line Items]
Current assets (including cash acquired of $2,119)	$ 3,786
Customer relations	4,359
Deferred tax liabilities, net	(828)
Other long-term assets	2,280
Current liabilities	(918)
Other long-term liabilities	(324)
Goodwill	3,258
Total assets acquired	$ 11,613